Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavour Operating Corporation, et al.[1]	Case No. 14-12308 Reporting Period: 3/1/15 – 3/31/15

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	NO	NO
Balance Sheet	MOR-3	YES	NO	NO
Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO
Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO
Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	April 29, 2015
Signature of Authorized Individual*	Date

Catherine L. Stubbs	Senior Vice-President, Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour Operating Corporation, et al. Debtor	Case No. 14-12308 Reporting Period: 3/1/15 – 3/31/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)
CASH—END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

EXHIBIT A

Schedule of Cash Receipts and Disbursements

Summary of Cash Receipts and Disbursements

(In Millions)	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Cash, Beginning of Period	$37.0	$37.3	$35.1	$32.0	$29.2	$24.2	$37.0
Inflows:
US Revenue	$0.3	$0.5	$1.0	$0.7	$1.0	$0.2	$3.7
Misc Revenue	—	0.6	—	—	—	—	0.6
JIB Receipts	0.6	—	—	—	—	—	0.6

Total Inflows	$0.9	$1.1	$1.0	$0.7	$1.0	$0.2	$4.9
Outflows:
Capital Projects	$(0.1)	$(0.7)	$(1.9)	$(1.4)	$(1.0)	$(1.3)	$(6.4)
Operating Costs	—	(0.1)	—	(0.2)	(0.2)	(0.1)	(0.6)
G&A/Other	(0.4)	(2.5)	(1.5)	(1.0)	(1.9)	(1.0)	(8.2)
Professionals	(0.1)	—	(4.1)	(0.9)	(2.9)	(4.7)	(12.7)

Total Outflows	$(0.6)	$(3.3)	$(7.5)	$(3.5)	$(6.0)	$(7.1)	$(27.9)
IC Transfers:
Restructuring Costs	$—	$—	$—	$—	$—	$—	$—
US G&A	—	—	3.3	—	—	—	3.3
US Capex	—	—	—	—	—	—	—

Net Cash Flow	$0.3	$(2.2)	$(3.1)	$(2.8)	$(5.0)	$(6.9)	$(19.7)

Cash, End of Period	$37.3	$35.1	$32.0	$29.2	$24.2	$17.3	$17.3

Note: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

Cash Disbursements

(amounts in millions)
Case Number	Entity	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Februay 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015
14-12308	Endeavour Operating Corporation	0.4	2.6	5.6	1.9	4.8	5.8
14-12310	Endeavour Colorado Corporation	0.2	0.7	1.9	1.6	1.2	1.3
14-12312	Endeavour Management Company	0	0	0	0	0	0
14-12311	Endeavour Energy New Ventures Inc.	0	0	0	0	0	0
14-12309	Endeavour International Corporation	0	0	0	0	0	0
14-12313	Endeavour Energy Luxembourg S.a.r.l.	0	0	0	0	0	0

	Total	0.6	3.3	7.5	3.5	6.0	7.1

In re Endeavour International Corporation, et al.,

Debtor[1]	Case No.:	14-12308
MOR-1a	Reporting Period:	3/1/2015 – 3/31/2015

For the Period March 1, 2015 to March 31, 2015

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts as of March 31, 2015.

Catherine L. Stubbs hereby declares under penalty of perjury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of March 31, 2015 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: April 29, 2015	Respectfully submitted,

/s/ Catherine L. Stubbs
By: Catherine L. Stubbs
Senior Vice President & CFO

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

Bank Account Summary

Bank	Account # Last 4	Holder	Book balance at October 31, 2014	Book balance at November 30, 2014	Book balance at December 31, 2014	Book balance at January 31, 2015	Book balance at February 28, 2015	Book balance at March 31, 2015
JP Morgan Chase	1267	Endeavour Energy Luxembourg	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00
BGL BNP Paribas	0713	Endeavour Energy Luxembourg	€16,280.66	€20,272.68	€1,077.18	€1,075.98	€1,075.98	€326.80
JP Morgan Chase	5082	Endeavour Operating Corporation	$959,503.06	$968,088.38	$273,820.04	$73,818.69	$454,057.30	$5,529.95
JP Morgan Chase	6265	Endeavour Operating Corporation	$36,340,127.43	$34,253,943.49	$31,764,424.96	$28,911,743.14	$23,684,408.62	$17,492,250.28
JP Morgan Chase	0539	Endeavour Operating Corporation	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 3/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$13,968.00	Endeavour Operating Corporation	CHIP REF: 484138**4	11/10//2014	NONE	$13,968.00
Kurtzman Carson Consultants	10/10/2014 - 10/31/2014	$85,067.04	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,883.00	$56,127.81
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$95,163.60	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,176.00	$66,580.51
Kurtzman Carson Consultants	12/1/2014 - 12/31/2014	$196,667.26	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$81,763.50	$114,451.51
Kurtzman Carson Consultants	1/1/2015 - 1/31/2015	$71,377.56	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$34,429.50	$36,787.66	$173,252.00	$287,915.49
Weil, Gotshal & Manges LLP	10/10/2014 - 10/31/2014	$659,215.10	Endeavour Operating Corporation	JPM REF: 13957**5JO	12/31/2014	$646,025.40	$13,189.76
Weil, Gotshal & Manges LLP	11/1/2014 - 11/30/2014	$661,521.78	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$653,882.00	$7,639.78
Weil, Gotshal & Manges LLP	12/1/2014 - 12/31/2014	$722,206.18	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$708,302.60	$13,903.58
Weil, Gotshal & Manges LLP	1/1/2015 - 1/31/2015	$557,137.68	Endeavour Operating Corporation	JPM REF: 48385**6JO	3/27/2015	$544,840.40	$12,296.78	$2,553,050.40	$47,029.90
Blackstone Advisory Partners LP	10/10/2014 - 10/31/2014	$95,414.73	Endeavour Operating Corporation	JPM REF: 13958**5JO	12/31/2014	$94,838.71	$576.02

1

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 3/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Blackstone Advisory Partners LP	11/1/2014 - 11/30/2014	$162,471.26	Endeavour Operating Corporation	JPM REF: 24873**4JO	2/13/2015	$140,000.00	$22,471.26
Blackstone Advisory Partners LP	12/1/2014 - 12/31/2014	$141,648.13	Endeavour Operating Corporation	JPM REF: 3230***8JO	2/27/2015	$140,000.00	$1,648.13
Blackstone Advisory Partners LP	1/1/2015 - 1/31/2015	$141,180.51	Endeavour Operating Corporation	JPM REF: 4831**6JO	3/27/2015	$140,000.00	$1,180.51	$514,838.71	$25,875.92
Opportune LLP	10/10/2014 - 10/31/2014	$287,770.31	Endeavour Operating Corporation	FED WIRE: 0109***833	1/9/2015	$271,729.50	$16,040.81
Opportune LLP	11/1/2014 - 11/30/2014	$398,161.05	Endeavour Operating Corporation	FED WIRE: 0213B***352	2/13/2015	$388,168.50	$9,992.55
Opportune LLP	12/1/2014 - 12/31/2014	$230,667.21	Endeavour Operating Corporation	FED WIRE: 0227***873	2/27/2015	$210,542.60	$20,124.61
Opportune LLP	1/1/2015 - 1/31/2015	$275,707.49	Endeavour Operating Corporation	FED WIRE: 0331***547	3/31/2015	$267,790.00	$7,917.49	$1,138,230.60	$54,075.46
Ernst and Young LLP	10/10/2014 - 10/31/2014	$53,984.22	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$53,984.22	NONE
Ernst and Young LLP	11/1/2014 - 11/30/2014	$171,792.94	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$171,792.94	NONE

2

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 3/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Ernst and Young LLP	12/1/2014 - 12/31/2014	$118,083.51	Endeavour Operating Corporation	FED WIRE: 0227***076	2/27/2015	$118,083.51	NONE
Ernst and Young LLP	1/1/2015 - 1/31/2015	$157,265.25	Endeavour Operating Corporation	FED WIRE: 0327***930	3/27/2015	$157,265.25	NONE	$501,125.92	NONE
Richards, Layton & Finger	10/10/2014 - 10/31/2014	$62,830.65	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$57,014.40	$5,816.25
Richards, Layton & Finger	11/1/2014 - 11/30/2014	$59,150.56	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$56,347.60	$2,802.96
Richards, Layton & Finger	12/1/2014 - 12/31/2014	$67,654.81	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$61,251.20	$6,403.61
Richards, Layton & Finger	1/1/2015 - 1/31/2015	$40,284.95	Endeavour Operating Corporation	FED WIRE: 0327***770	3/27/2015	$38,810.00	$1,474.95	$213,423.20	$16,497.77
Alvarez & Marsal	12/1/2014 - 1/31/2015	$119,265.75	Endeavour Operating Corporation	JPM REF: 563***6JO	3/27/2015	$119,212.00	$53.75	$119,212.00	$53.75
Bayard, P.A.	12/1/2014 - 12/31/2014	$123,099.45	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$120,191.20	$2,908.25
Bayard, P.A.	1/1/2015 - 1/31/2015	$54,297.93	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$53,502.00	$795.93	$173,693.20	$3,704.18
Thompson & Knight	12/1/2014 - 12/31/2014	$224,454.15	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$222,398.80	$2,055.35
Thompson & Knight	1/1/2015 - 1/31/2015	$237,282.25	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$189,825.80	$1,920.65	$412,224.60	$3,976.00

3

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 3/1/2015 – 3/31/2015

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	SEE ATTACHED EXHIBIT B
Less: Returns and Allowances

Net Revenue	$	$

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes

Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT B

Endeavour International Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties			—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	1,430	87,282	7,564	(2,013)	21,767	18,059	134,089

Total Expenses	$1,430	$87,282	$7,564	$(2,013)	$21,767	$18,059	$134,089

Operating Profit (Loss)	$(1,430)	$(87,282)	$(7,564)	$2,013	$(21,767)	$(18,059)	$(134,089)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	(3,752,903)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(31,452,903)
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	29,619,358	—	—	—	29,619,358

Other Income (Expense)	$(3,752,903)	$(5,540,000)	$24,079,358	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(1,833,545)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$1,699,456
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$1,699,456
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$1,699,456

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Energy Luxembourg Sarl Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	—	—	—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties			—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	50,924	—	491	1	1,213	1,725	54,354

Total Expenses	$50,924	$—	$491	$1	$1,213	$1,725	$54,354

Operating Profit (Loss)	$(50,924)	$—	$(491)	$(1)	$(1,213)	$(1,725)	$(54,354)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	$—
Total Interest Expense	—	—	(5,454,339)	—	—	—	(5,454,339)
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	13,493	—	13,493
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(110)	(202)	(1,544)	—	—	—	(1,855)
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	4,001,679	—	—	—	4,001,679

Other Income (Expense)	$(110)	$(202)	$(1,454,204)	$—	$13,493	$—	$(1,441,022)

Income (Loss) Before Tax & Preferred Dividends	$(50,814)	$202	$1,453,713	$(1)	$(14,707)	$(1,725)	$1,386,668
Income Tax Expense	$—	$—	$21,267	$—	—	—	21,267

Income (Loss) Before Preferred Dividends	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$1,365,401
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$1,365,401

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour New Ventures, Inc. Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	—	—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	225

Total Expenses	$—	$—	$—	$—	$225	$—	$225

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$(225)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$(225)
Income Tax Expense	$—	$—	$—	$—	—	—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$(225)
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$(225)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Management Company Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	—	—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	225

Total Expenses	$—	$—	$—	$—	$225	$—	$225

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$(225)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$(225)
Income Tax Expense	$—	$—	$—	$—	—	—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$(225)
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$(225)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Colorado Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$533,669
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$533,669
Operating Expenses	$17	$—	$21,189	$5,741	$12,651	$71,837	$111,434
Total DD&A Expense	232	345	42,492	2,528	928	10,062	56,586
Impairment of Oil and Gas Properties			—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	29,325	225	—	29,550

Total Expenses	$249	$345	$63,680	$37,594	$13,803	$81,899	$197,571

Operating Profit (Loss)	$(249)	$(345)	$432,534	$(36,675)	$(9,906)	$(49,261)	$336,098
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	$—
Total Interest Expense	—	(20,906)	(10,453)	(11,048)	—	—	(42,407)
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$(20,906)	$(10,453)	$(11,048)	$—	$—	$(42,407)

Income (Loss) Before Tax & Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$378,505
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$378,505
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$378,505

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Operating Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	Cumulative
Oil Revenue	$(308)	$481,252	$(489,963)	$(216)	$2,024	$701	$(6,510)
Gas Revenues	267,948	438,012	349,368	256,188	374,934	410,838	2,097,287
Liquids Revenues	—	—	—	802	—	—	802

Revenue	$267,640	$919,264	$(140,595)	$256,774	$376,958	$411,539	$2,091,579
Operating Expenses	$281,826	$471,302	$432,921	$623,127	$294,828	$281,137	$2,385,140
Total DD&A Expense	76,954	148,293	63,284	97,125	145,069	581,347	1,112,072
Impairment of Oil and Gas Properties			68,573,000	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	12,943	45,837	1,680,677	(8,390)	75,025	(40,320)	1,765,773

Total Expenses	$371,723	$665,433	$70,749,882	$711,862	$514,922	$822,163	$73,835,985

Operating Profit (Loss)	$(104,083)	$253,831	$(70,890,477)	$(455,088)	$(137,965)	$(410,625)	$(71,744,406)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	3,753,039	5,182,950	5,361,244	5,354,472	5,540,000	5,540,000	30,731,705
Interest Income	(3,387,097)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(28,387,097)
Transaction Costs	2,326,801	13,968	(694,630)	37,676	252	6,716	1,690,782
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	152	360	70	(0)	—	—	582
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	(127,363)	—	9,075,275	884,239	1,962,366	5,238,862	17,033,379

Other Income (Expense)	$2,565,532	$197,278	$8,741,959	$1,276,387	$2,502,618	$5,785,578	$21,069,352

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)	$56,553	$(79,632,436)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(92,813,758)
Income Tax Expense	$—	$50	$(50)	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(92,813,758)
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(92,813,758)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

In re: Endeavour Operating Corporation, et. al	Case No. 14-12308
Debtor	Reporting Period: 3/1/2015 – 3/31/2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents	SEE ATTACHED EXHIBIT C
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	$	$

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY & EQUIPMENT	$	$

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)

TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases—Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)

TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings—Pre-Petition
Retained Earnings—Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions)(Draws)(attach schedule)

NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

EXHIBIT C

Endeavour International Corporation Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—
Intercompany Receivables	463,221,370	469,404,392	475,419,391	477,350,624	483,038,721	488,997,400	494,134,450
Total Other Current Assets	16,871,752	16,719,198	16,717,707	—	—	—	—

Current Assets	$480,093,122	$486,123,590	$492,137,098	$477,350,624	$483,038,721	$488,997,400	$494,134,450
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973
Total Assets	$1,091,755,095	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,796,422

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	42,710,167	44,782,107	44,950,450	43,188,655	43,176,804	43,369,928	43,424,804
Current Maturities Of Debt	693,488,257	693,598,349	693,598,349	706,500,000	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	1,915,460	—	—	—
Liabilities Subject to Compromise	—	—	—	—	708,415,460	708,415,460	708,415,460
Taxes Payable	—	—	—	—	—	—	—
Intercompany Payable	709,209	669,430	648,349	648,349	648,349	648,349	648,349
Total Other Current Liabilities	—	—	—	—	—	—	—

Current Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$752,240,614	$752,433,738	$752,488,614
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—

Total Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$752,240,614	$752,433,738	$752,488,614
Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175
Preferred Stock	$20	$20	$20	$20	$20	$20	$20
Common Stock	53,016	53,013	53,013	52,895	52,895	52,895	52,895
APIC	560,004,803	560,004,806	560,883,928	557,110,678	557,268,612	557,515,934	557,071,783
Treasury Stock	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(222,104,712)	(218,216,496)	(213,229,373)	(237,297,795)	(231,755,782)	(226,237,548)	(220,711,223)

Stockholders’ Equity	$337,366,286	$341,254,503	$347,120,748	$319,278,957	$324,978,905	$330,744,460	$335,826,634
Total Liabilities & Stockholders’ Equity	$1,091,755,093	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,796,422

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Energy Luxembourg Sarl Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015
Cash & Cash Equivalents	$46,203	$45,899	$30,273	$11,303	$11,302	$11,302	$10,205
Restricted Cash - Current	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—
Total Other Current Assets	233,073	228,730	228,730	—	—	—	—

Current Assets	$279,276	$274,629	$259,003	$11,303	$11,302	$11,302	$10,205
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	2,657,667	2,708,461	2,708,461	—	—	—	—
Long-Term Intercompany	78,245,339	78,245,339	78,245,339	83,801,266	83,801,266	83,801,266	83,801,266

Long Term Assets	$80,903,006	$80,953,800	$80,953,800	$83,801,266	$83,801,266	$83,801,266	$83,801,266
Total Assets	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,811,471

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	174,471	174,471	174,471	174,471	174,471	174,471
Current Maturities Of Debt	82,662,396	82,682,642	82,682,642	83,746,069	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	83,746,069	83,746,069	83,746,069
Taxes Payable	55,473	55,007	54,687	74,399	74,399	74,399	65,992
Intercompany Payable	3,094,582	3,169,755	3,169,755	3,253,935	3,253,935	3,268,642	3,269,479
Total Other Current Liabilities	—	—	—	—	—	—	—

Current Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$87,248,874	$87,263,581	$87,256,011
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—

Total Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$87,248,874	$87,263,581	$87,256,011
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—
APIC	37,485	37,485	37,485	37,485	37,485	37,485	37,485
Treasury Stock	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(4,667,654)	(4,890,930)	(4,906,236)	(3,473,790)	(3,473,791)	(3,488,498)	(3,482,025)

Stockholders’ Equity	$(4,630,169)	$(4,853,445)	$(4,868,751)	$(3,436,305)	$(3,436,306)	$(3,451,013)	$(3,444,540)
Total Liabilities & Stockholders’ Equity	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,811,471

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour New Ventures, Inc. Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	January 31, 2015	March 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—
Intercompany Receivables	280,153	280,153	280,153	280,153	280,153	279,928	279,928
Total Other Current Assets	—	—	—	—	—	—	—

Current Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—

Long Term Assets	$—	$—	$—	$—	$—	$—	$—
Total Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—
Intercompany Payable	—	—	—	—	—	—	—
Total Other Current Liabilities	—	—	—	—	—	—	—

Current Liabilities	$—	$—	$—	$—	$—	$—	$—
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	1	1	1	1	1	1	1
APIC	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,971)	(3,198,971)

Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928
Total Liabilities & Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Management Company Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	(0)	(0)
Intercompany Receivables	648,349	648,349	648,349	648,349	648,349	648,349	522,231
Total Other Current Assets	—	—	—	—	—	—	—

Current Assets	$648,349	$648,349	$648,349	$648,349	$648,349	$648,349	$522,231
Property, Plant & Equipment	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—
Investments	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—

Long Term Assets	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—
Total Assets	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—		—	—	—
Taxes Payable	—	—	—	—	—	—	—
Intercompany Payable	14,354,530	14,354,530	14,354,530	14,354,530	14,354,530	14,354,755	14,354,755
Total Other Current Liabilities	—	—	—	—	—	—	—

Current Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—

Total Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	10	10	10	10	10	10	10
APIC	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,441,186)	(29,430,186)

Stockholders’ Equity	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,524)	$(13,832,524)
Total Liabilities & Stockholders’ Equity	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Colorado Company Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—
Accounts Receivables	860,242	982,702	815,021	526,899	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—
Total Other Current Assets	—	—	—	626,712	—	0	0

Current Assets	$860,242	$982,702	$815,021	$1,153,611	$—	$0	$0
Property, Plant & Equipment	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588
Investments	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—

Long Term Assets	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588
Total Assets	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588

Total Accounts Payable	$1,011,349	$1,011,349	$934,482	$1,186,181	$364,456	$366,657	$574,629
Total Accrued Expenses	—	839,206	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—		—	—	—
Taxes Payable	—	—	—	—	—	—	—
Intercompany Payable	10,281,092	10,347,742	11,215,688	15,464,045	15,405,109	15,550,834	17,075,344
Total Other Current Liabilities	—	—	—	—	—	—	—

Current Liabilities	$11,292,441	$12,198,298	$12,150,170	$16,650,226	$15,769,565	$15,917,492	$17,649,973
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	34,898	35,241	35,587	1,591	1,940	2,297	1,644
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—

Total Liabilities	$11,327,340	$12,233,538	$12,185,757	$16,651,817	$15,771,506	$15,919,788	$17,651,616
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—
APIC	—	—	—	—	—	—	—
Treasury Stock	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	56,585	56,218	76,779	519,766	494,139	484,233	434,972

Stockholders’ Equity	$56,585	$56,218	$76,779	$519,766	$494,139	$484,233	$434,972
Total Liabilities & Stockholders’ Equity	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Operating Corporation Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015
Cash & Cash Equivalents	$41,410,539	$37,316,408	$35,239,032	$32,055,245	$29,002,562	$24,155,340	$17,514,780
Restricted Cash - Current	50,176	50,176	50,176	50,176	50,176	50,176	50,176
Accounts Receivables	2,126,960	2,101,571	2,611,990	1,900,515	2,337,829	1,742,118	2,187,664
Intercompany Receivables	61,615,971	66,690,504	72,558,450	82,537,725	88,130,037	92,709,693	99,457,172
Total Other Current Assets	10,369,454	13,345,465	13,448,658	6,673,012	6,726,111	6,582,546	5,830,349

Current Assets	$115,573,099	$119,504,123	$123,908,305	$123,216,672	$126,246,715	$125,239,872	$125,040,141
Property, Plant & Equipment	$84,304,737	$84,751,882	$85,492,092	$19,637,713	$32,701,525	$31,452,274	$22,115,474
Investments	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—
Other Assets	12,350	10,050	10,050	10,050	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000

Long Term Assets	$822,470,631	$822,915,476	$823,655,686	$757,801,306	$770,865,118	$769,615,868	$760,279,067
Total Assets	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,319,208

Total Accounts Payable	$575,367	$1,346,554	$1,520,837	$878,456	$4,777,443	$794,277	$2,258,610
Total Accrued Expenses	1,504,800	1,633,618	1,762,435	5,870,394	5,679,718	5,556,293	5,961,693
Current Maturities Of Debt	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—
Debtor in Possession	—	—	194,814	5,893,145	—	—	—
Liabilities Subject to Compromise	—	—	—		5,925,519	5,926,239	5,935,117
Taxes Payable	8,824	9,053	16,651	(18,501)	8,401	15,007	6,287
Intercompany Payable	561,781,032	568,388,412	572,929,474	581,884,847	586,047,741	590,526,527	595,287,404
Total Other Current Liabilities	1,100,256	1,100,256	1,100,256	41,415	41,415	41,415	41,415

Current Liabilities	$564,970,279	$572,477,892	$577,524,467	$594,549,755	$602,480,237	$602,859,758	$609,490,525
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—
ARO Liability	426,278	428,707	434,060	295,290	301,521	307,874	307,267
Long Term - Production Payment	—	—	—	—	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	3,866,507	3,902,468	3,938,429	138,285	136,901	135,517	134,133

Total Liabilities	$1,123,263,064	$1,130,809,067	$1,135,896,956	$1,148,983,330	$1,156,918,659	$1,157,303,149	$1,163,931,925
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	1,000	1,000	1,000	1,000	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(242,881,307)	(246,051,441)	(245,994,938)	(325,627,324)	(317,468,799)	(320,109,382)	(336,274,690)

Stockholders’ Equity	$(185,219,334)	$(188,389,468)	$(188,332,965)	$(267,965,351)	$(259,806,826)	$(262,447,409)	$(278,612,718)
Total Liabilities & Stockholders’ Equity	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,319,208

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

In re: Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 3/1/15 – 3/31/15

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid		Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0		$0			$0
FICA-Employee	$0	$0		$0			$0
FICA-Employer	$0	$0		$0			$0
Unemployment	$0	$0		$0			$0
Income	$0	$0		$0			$0
Other:	$0	$0		$0			$0

Total Federal Taxes	$0	$0		$0			$0

State and Local
Withholding	$0	$0		$0			$0
Sales	$0	$0		$0			$0
Excise	$0	$0		$0			$0
Unemployment	$0	$0		$0			$0
Real Property	$1,121.64	$0		$0			$1,121.64
Personal Property	$0	$0		$0			$0
Other: Severance Tax	$4,666.59	$13,245.67	$ $	6,263.78 6,483.12	3/27/2015 3/27/2015	083***90TC 083***88TC	$5,165.36

Total State and Local	$0	$0		$0			$0

Total Taxes	$5,788.23	$13,245.67		$12,746.90			$6,287.00

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 3/1/2015 – 3/31/2015

SUMMARY OF UNPAID POSTPETITION DEBTS

See attached aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$470,517.22	$17,204.59	$95.00	$2,470.20		$490,287.01
Wages Payable
Taxes Payable	$1,122.00					$1,122.00
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	$657,348.00	$461,785.00	$10,941.00	$95,923.00		$1,225,997.00
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	$1,128,987.22	$478,989.59	$11,036.00	$98,393.20		$1,717,406.01

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Endeavour Operating Corp

Payables Aging Report

	Days Past Due
Accounts Payable: Vendor	Balance at March 31, 2015	Current	0-30	31-60	61-90
FedEx[1]	328.00	233.00	—	95.00	—
Tejas Office Products Inc	233.00	113.00	120.00	—	—
AT&T Long Distance	133.00	133.00	—	—	—
Shred It	71.00	71.00	—	—	—
BG Holdco	402.00	402.00	—	—	—
Goode Systems & Consulting	1,928.72	1,928.72	—	—	—
Konica Minolta	1,188.00	1,188.00	—	—	—
Level 3 Global Crossing Conferencing	36.00	36.00	—	—	—
William L. Transier	19,172.00	19,172.00	—	—	—
John Seitz	21,000.00	21,000.00	—	—	—
Nancy K. Quinn	28,250.00	28,250.00	—	—	—
John B. Connally	16,873.00	16,873.00	—	—	—
Verizon Wireless	2,104.00	2,104.00	—	—	—
Iron Mountain Records Mgmt	140.00	140.00	—	—	—
Premiere Global Services, Inc	175.00	175.00	—	—	—
Time Warner Telecom	13,149.00	13,149.00	—	—	—
Sheldon Erikson	19,000.00	19,000.00	—	—	—
Shred-it	143.00	143.00	—	—	—
Thomson Tax & Accounting Inc	20,740.00	20,740.00	—	—	—
RR Donnelley Receivables, Inc.	6,491.00	4,536.00	1,955.00	—	—
Alonti	367.00	367.00	—	—	—
Interior Foliage & Design	213.00	213.00	—	—	—
Enertia Software[1]	1,710.00	—	1,710.00	—	—
ProStar Services	352.00	352.00	—	—	—
DirecTV	185.00	185.00	—	—	—
Ralph Midkiff	373.00	373.00	—	—	—
Staples	1,498.00	1,498.00	—	—	—
eFax Corporate c/o j2 Global Inc.	150.00	150.00	—	—	—
McGriff, Seibels & Williams of Texas, Inc.	2,550.00	2,550.00	—	—	—
Delaware Secretary of State	300.00	300.00		—	—
Shelly Stevens Consultant Services	2,685.00	2,685.00	—	—	—
James H. Browning	23,000.00	23,000.00	—	—	—
William D. Lancaster	18,500.00	18,500.00	—	—	—
BG Personnel, LP	422.00	422.00	—	—	—
CYPRESS OPERATING, INC.	126.37	126.37	—	—	—
PETROHAWK ENERGY CORPORATION	80.22	80.22	—	—	—
SWEPI, LP	2,470.20	—	—	—	2,470.20
MOODY CONSTRUCTION & SONS, INC.	20,452.00	20,452.00	—	—	—
HUFFMAN INC DBA HUFFCO SERVICES	4,531.83	4,531.83	—	—	—
MASTER PETROLEUM	4,481.21	4,481.21	—	—	—
SAMSON EXPLORATION, LLC	5,425.96	—	5,425.96	—	—
CANTERA OPERATING, LLC	1,441.55	1,441.55	—	—	—
Big D’s Pumping, Inc.[1]	29,947.50	24,122.00	5,825.50	—	—
BOLTON CONSTRUCTION, LLC	14,414.98	14,414.98	—	—	—
United Supply of The Rockies Inc	552.63	552.63	—	—	—
Ace Trucking , LLC	5,971.25	5,971.25	—	—	—
Connell Resources, Inc[1]	8,685.72	7,256.60	1,429.12	—	—
LDNK LLC HCP	260.00	260.00	—	—	—
Stewart Welding & Machine Inc	5,797.25	5,797.25	—	—	—
Urie Rock Company[1]	739.01	—	739.01	—	—

	Days Past Due
Accounts Payable: (continued) Vendor	Balance at March 31, 2015	Current	0-30	31-60	61-90
Thru Tubing Solutions	71,289.66	71,289.66	—	—	—
Twin Guns Enterprise, LLC	1,665.00	1,665.00	—	—	—
Project Engineering Inc.	27,749.31	27,749.31	—	—	—
Canary, LLC	10,625.38	10,625.38	—	—	—
Thunder Mountain Testing	2,503.32	2,503.32	—	—	—
Split Mountain Pipe & Supply, Inc	37,015.00	37,015.00	—	—	—
Diamondback Field Service, Inc	27,434.94	27,434.94	—	—	—
J&C Enterprises, Inc.	2,765.00	2,765.00	—	—	—

Total Accounts Payable	$490,287.01	$470,517.22	$17,204.59	$95.00	$2,470.20

	Days Past Due
Professional Fees Payable: Vendor	Balance at February 28, 2015	Current	0-30	31-60	61-90
Porter Hedges LLP[1]	8,357.00	3,773.00	4,584.00	—	—
Burleson LLP[2]	25,487.00	—	7,250.00	10,941.00	7,296.00
Weil, Gotshal & Manges LLP[3]	476,756.00	340,546.00	136,210.00	—	—
Greenberg Traurig, LLP	1,033.00	1,033.00	—		—
Ernst & Young (USD)[3]	330,790.00	—	244,825.00	—	85,965.00
Blackstone Advisory Partners LP	35,000.00	35,000.00	—	—	—
GrantThornton (US)[2]	121,587.00	50,009.00	68,916.00	—	2,662.00
Richards, Layton & Finger, P.A.	53,356.00	53,356.00	—	—	—
ARENT FOX LLP	89,110.00	89,110.00	—	—	—
FTI Consulting	74,752.00	74,752.00	—	—	—
Wilmington Trust, National Association	9,769.00	9,769.00	—	—	—

Total Professional Fees Payable	$1,225,997.00	$657,348.00	$461,785.00	$10,941.00	$95,923.00

	Days Past Due
Taxes Payable: Vendor	Balance at January 31, 2015	Current	0-30	31-60	61-90
City and County of Denver	1,122.00	1,122.00	—	—	—

Total Taxes Payable	$1,122.00	$1,122.00	$—	$—	$—

Grand Total	$1,717,406.01	$1,128,987.22	$478,989.59	$11,036.00	$98,393.20

[1]	The invoices related to these outstanding payable balances were dated as due either on or prior to the date they were received by Endeavour thus the “past due” designation. The invoices will be paid in the ordinary course of business.
[2]	The “past due” balances outstanding with these respective professionals are due to invoice totals greater than the $50,000 monthly threshold allotted to ordinary course professional payments per month. The outstanding balances will continue to be paid based on these guidelines.
[3]	The “past due” balances outstanding with these respective professionals are the 20% hold amounts related to the various retention orders entered into by the bankruptcy professionals. Once the hold period passes, the invoices will be paid in the ordinary course of business.

In re: Endeavour Operating Corporation, et al	Case No. 14-12308
Debtor	Reporting Period: 3/1/2015 – 3/31/2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$1,742,117.72
+ Amounts billed during the period	$613,506.09
- Amounts collected during the period	$168,349.23
Total Accounts Receivable at the end of the reporting period		$2,187,274.58
Accounts Receivable Aging
0 - 30 days old		$1,222,505.69
31 - 60 days old		$38,111.95
61 - 90 days old		$754,154.14
91+ days old		$172,502.80
Total Accounts Receivable		$2,187,274.58
Amount considered uncollectible (Bad Debt)		$0
Accounts Receivable (Net)		$2,187,274.58

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X